UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2010
                                                          --------------

                          OBA FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

      Maryland                      001-34593                 27-1898270
   -------------                    ---------                 ----------
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)



20300 Seneca Meadows Parkway, Germantown, Maryland          20876
--------------------------------------------------           -----
       (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (301) 916-0472
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
-------------------------------------------------------------------------------

On March 18, 2010, OBA Bank (the "Bank"), a wholly owned subsidiary of OBA Financial Services, Inc. (the "Company"), entered into a change in control agreement (the "Agreement") with David A. Miller, Senior Vice President and Chief Financial Officer of the Company and the Bank. The Agreement has a term of 24 months and renews annually unless written notice of non-renewal is provided to Mr. Miller. The Agreement provides that upon the occurrence of a "change in control" (as defined in the Agreement) followed by Mr. Miller's involuntary termination of employment without "cause" (as defined in the Agreement) or Mr. Miller's voluntary termination of employment for "good reason" (as defined in the Agreement), the Bank will pay Mr. Miller a lump sum amount equal to the sum of two times his base salary and the highest bonus earned in any one of the three calendar years immediately preceding the year of termination and the Bank will provide Mr. Miller with continued medical and dental insurance coverage for two years, at no cost to Mr. Miller.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement that is attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits.



          Exhibit No.                 Exhibit

          Exhibit 10.1 Change in Control Agreement between OBA Bank and David A. Miller, dated March 18, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      OBA Financial Services, Inc.



DATE:  March 18, 2009                 By: /s/ Charles E. Weller
                                          -----------------------------------
                                          Charles E. Weller
                                          President and Chief Executive Officer
































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